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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 1998







                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    0-19442                 06-1118515
(State or other jurisdiction)         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


    800 Connecticut Avenue, Norwalk, Connecticut                   06854
       (Address of principal executive offices)                  (Zip Code)


                                 (203) 852-1442
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On November 19, 1998, the Registrant entered into an amendment (the "Amendment") to the Investment Agreement dated as of February 23, 1998 (the "Agreement") between TPG Partners II, L.P. (the "Investor") and the Registrant. The Amendment permits the principals of the Investor to purchase up to an aggregate of 2,000,000 shares of common stock of the Registrant. The effectiveness of the Amendment remains subject to applicable regulatory approvals, if any.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            OXFORD HEALTH PLANS, INC.


Date: November 19, 1998                     By:     /s/  KURT THOMPSON
                                                -------------------------
                                                       Kurt Thompson
                                                        Chief Accounting Officer